Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Schedule of Cash and cash equivalents [Abstract]
Cash and cash equivalents	Cash and cash equivalents

(in €‘000)	December 31, 2023	December 31, 2022
Cash at banks	44,585	83,022
Total	44,585	83,022
The above figures reconcile to the amount of cash and cash equivalents shown in the consolidated statement of cash flows at the end of each reporting period.
The renewed credit facility is secured in part by pledges on the bank accounts. Refer to Note 25 for additional details and amounts.
As of December 31, 2023 an amount of approximately €39,000 thousand included in the cash and cash equivalents originated from the drawdown of the renewed facility and will be used for capital expenditures in early 2024.
The remaining cash and cash equivalents balance is at the free disposal of the Group for all periods presented.